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                                                                 Exhibit 10.4



                              AMENDED AND RESTATED
                      1993 DIRECTORS' STOCK OPTION PLAN OF
                          INCYTE PHARMACEUTICALS, INC.


SECTION 1.  INTRODUCTION.
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         The Plan was adopted on July 28, 1993, amended and restated as of
August 3, 1993, amended as of March 22, 1995, and amended and restated as of March 18, 1998. The purpose of the Plan is to offer the Company's Nonemployee Directors an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Stock. The Plan seeks to achieve this purpose by providing for the grant of nonstatutory options to purchase Stock.

         The Plan is intended to comply in all respects with Rule 16b-3 (or its successor) under the Exchange Act and shall be construed accordingly.

SECTION 2.  DEFINITIONS.
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         (a) "Board of Directors" shall mean the Board of Directors of the
              ------------------
Company, as constituted from time to time.

         (b)  "Change in Control" shall mean the occurrence of either of the
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following events:

                  (i) A change in the composition of the Board of Directors, as a result of which fewer than one-half of the incumbent directors are directors who either:

                           (A) Had been directors of the Company 24 months prior to such change; or

                           (B) Were elected, or nominated for election, to the
                  Board of Directors with the affirmative votes of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination; or

                  (ii) Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) by the acquisition or aggregation of securities is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 33% or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company.

         (c)  "Code" shall mean the Internal Revenue Code of 1986, as amended.
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         (d)  "Company" shall mean Incyte Pharmaceuticals, Inc., a Delaware
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 corporation.


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         (e) "Employee" shall mean an employee (within the meaning of section
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3401(c) of the Code and the regulations thereunder) of the Company or of a
Subsidiary of the Company.

         (f)  "Exchange Act" shall mean the Securities Exchange Act of 1934,
               ------------
as amended.

         (g) "Exercise Price" shall mean the amount for which one Share may be
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purchased upon exercise of an Option, as specified in the applicable Stock
Option Agreement.

         (h) "Fair Market Value" shall mean the market price of Stock,
              -----------------
determined by the Board of Directors as follows:

                  (i) If Stock was traded over-the-counter on the date in question but was not traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which Stock is quoted or, if the Stock is not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.;

                  (ii) If Stock was traded over-the-counter on the date in question and was traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by The Nasdaq Stock Market;

                  (iii) If Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable composite-transactions report; and

                  (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Board of Directors in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Board of Directors shall be conclusive and binding on all persons.

         (i) "Nonemployee Director" shall mean a member of the Board of
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Directors who (i) is not an Employee, (ii) does not own five percent or more of the Stock, (iii) does not represent an owner of five percent or more of the Stock and (iv) does not join the Board of Directors pursuant to, or as a result of, a contractual arrangement between the Company and a third party.

         (j)  "Nonstatutory Option" shall mean a stock option not described in
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sections 422(b) or 423(b) of the Code.

         (k) "Option" shall mean a Nonstatutory Option granted under the Plan
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and entitling the holder to purchase Shares.

         (l)  "Optionee" shall mean an individual who holds an Option.
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         (m) "Plan" shall mean this 1993 Directors' Stock Option Plan of Incyte
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Pharmaceuticals, Inc., as it may be amended from time to time.

         (n) "Reverse Split" shall mean the one-for-two reverse split of the
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Stock authorized by the Board of Directors prior to the initial adoption of the
Plan.

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         (o) "Service" shall mean service as a member of the Board of Directors,
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whether or not as a Nonemployee Director.

         (p) "Share" shall mean one share of Stock, as adjusted in accordance
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with Section (if applicable). All references to numbers of Shares in Section 3 hereof give effect to the Reverse Split and the 100% stock dividend paid on November 7, 1997 to holders of record of the Stock as of October 17, 1997.

         (q)  "Stock" shall mean the Common Stock ($.001 par value) of the
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Company.

         (r) "Stock Option Agreement" shall mean the agreement between the
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Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

         (s) "Subsidiary" shall mean any corporation, if the Company and/or one
              ----------
or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

         (t) "Total and Permanent Disability" shall mean that the Optionee is
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unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

SECTION 3.  STOCK SUBJECT TO PLAN.
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         (a) Basic Limitation. Shares offered under the Plan shall be authorized
             ----------------
but unissued Shares or treasury Shares. The aggregate number of Shares which may be issued under the Plan shall not exceed 400,000 Shares, subject to adjustment pursuant to Section . The number of Shares that are subject to Options at any time shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

         (b) Additional Shares. In the event that any outstanding Option for any
             -----------------
reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option shall again be available for the purposes of the Plan.

SECTION 4.  TERMS AND CONDITIONS OF OPTIONS.
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         (a) Stock Option Agreement. Each grant of an Option under the Plan
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shall be evidenced by a Stock Option Agreement between the Optionee and the
Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Board of Directors deems appropriate for inclusion in a Stock Option Agreement.

         (b) Initial Grants. Each new Nonemployee Director who first joins the
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Board of Directors after the date of adoption of the Plan but prior to March 18,
1998 shall receive an Option, subject to approval of the Plan by the Company's stockholders, covering 40,000 Shares on the first business day after his or her initial election to the Board of Directors. The number of Shares included in an Option shall be subject to adjustment under Section .

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         (c) Annual Grants. On the first business day following the conclusion
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of each regular annual meeting of the Company's stockholders, each Nonemployee
Director who will continue serving as a member of the Board of Directors thereafter shall receive an Option covering 5,000 Shares, subject to adjustment under Section . Each Nonemployee Director who is elected prior to the date of the Company's initial underwritten public offering of the Stock shall receive an Option, subject to approval of the Plan by the Company's stockholders, covering 5,000 Shares on the first business day after his or her initial election to the Board of Directors. Except as set forth in the immediately preceding sentence, each Nonemployee Director who is not initially elected at a regular annual meeting of the Company's stockholders shall receive an Option to purchase a pro rata portion of 5,000 Shares within ten business days of their election based on the number of full months remaining from date of election until the next regular annual meeting of the Company's stockholders divided by twelve. Any fractional shares resulting from such calculation shall be rounded up to the nearest whole number.

         (d) Exercise Price. The Exercise Price under each Option shall be equal
             --------------
to 100 percent of the Fair Market Value of the Stock subject to such Option on the date when such Option is granted; provided, however, that the Exercise Price of any Option granted prior to the date of the Company's initial underwritten public offering of the Stock shall be the price determined by the Board of Directors at or prior to the date the Optionee shall become a director. The entire Exercise Price of Shares issued under the Plan shall be payable in cash when such Shares are purchased, except as follows:

                  (i) Payment may be made all or in part with Shares that have already been owned by the Optionee or the Optionee's representative for more than six months and that are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

                  (ii) Payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

                  (iii) Payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

         (e) Vesting. Each Option granted under Subsection (b) above shall
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become exercisable in five equal annual installments on each of the first five anniversaries of the date of grant. Except as set forth in the next succeeding sentence, each Option granted under Subsection (c) above shall become exercisable in full on the first anniversary of the date of grant. Each Option granted to Nonemployee Directors who were not initially elected at a regular annual meeting of the Company's stockholders shall become exercisable in full at the next regular annual meeting of the Company's stockholders following the date of grant. Notwithstanding the foregoing, each Option that has been outstanding for not less than six months shall become exercisable in full in the event that a Change in Control occurs with respect to the Company.

         (f) Term of Options. Subject to Subsections (g) and (h) below, each
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Option shall expire on the 10th anniversary of the date when such Option was granted.


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         (g)  Termination of Service (Except by Death).  If an Optionee's
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Service terminates for any reason other than death, then his or her Options shall expire on the earliest of the following occasions:

                  (i) The expiration date determined pursuant to Subsection (f) above;

                  (ii) The date 24 months after the termination of the Optionee's Service, if the termination occurs because of his or her Total and Permanent Disability; or

                 (iii) The date six months after the termination of the Optionee's Service for any reason other than Total and Permanent Disability.

The Optionee may exercise all or part of his or her Options at any time before the expiration of such Options under the preceding sentence, but only to the extent that such Options had become exercisable before his or her Service terminated. The balance of such Options shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of his or her Service but before the expiration of his or her Options, all or part of such Options may be exercised at any time prior to their expiration by the executors or administrators of the Optionee's estate or by any person who has acquired such Options directly from him or her by bequest, inheritance or beneficiary designation under the Plan, but only to the extent that such Options had become exercisable before his or her Service terminated.

         (h) Death of Optionee. If an Optionee dies while he or she is in
             -----------------
Service, then his or her Options shall expire on the earlier of the following dates:

                  (i) The expiration date determined pursuant to Subsection (f) above; or

                 (ii)  The date 24 months after his or her death.

All or part of the Optionee's Options may be exercised at any time before the expiration of such Options under the preceding sentence by the executors or administrators of his or her estate or by any person who has acquired such Options directly from him or her by bequest, inheritance or beneficiary designation under the Plan.

         (i) Nontransferability. No Option shall be transferable by the Optionee
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other than by will, by written beneficiary designation or by the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee's guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

         (j)  Stockholder Approval.  Subsection (e) above notwithstanding, no
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Option shall be exercisable under any circumstances unless and until the
Company's stockholders have approved the Plan.

SECTION 5.  MISCELLANEOUS PROVISIONS.
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         (a)  No Rights as a Stockholder.  An Optionee, or a transferee of an
              --------------------------
Optionee, shall have no rights as a stockholder with respect to any Shares covered by his or her Option until he or she becomes entitled, pursuant to the

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terms of such Option, to receive such Shares. No adjustment shall be made, except as provided in Section .

         (b) Modification, Extension and Assumption of Options. Within the
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limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair such Optionee's rights or increase his or her obligations under such Option.

         (c) Restrictions on Issuance of Shares. Shares shall not be issued
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under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed. The Company may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act of 1933, as amended, the securities laws of any state or any other law.

         (d)  Withholding Taxes.  The Company's obligation to deliver Stock
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upon the exercise of an Option shall be subject to any applicable tax withholding requirements.

         (e) No Retention Rights. No provision of the Plan, nor any Option
             -------------------
granted under the Plan, shall be construed as giving any person the right to be elected as, or to be nominated for election as, a Nonemployee Director or to remain a Nonemployee Director.

SECTION 6.  ADJUSTMENT OF SHARES.
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         (a) General. In the event of a subdivision of the outstanding Stock, a
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declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a spinoff, a reclassification or a similar occurrence, the Board of Directors shall make appropriate adjustments in one or more of (i) the number of Options available for future grants under Section ,
(ii) the number of Shares to be covered by each new Option under Section , (iii) the number of Shares covered by each outstanding Option or (iv) the Exercise Price under each outstanding Option.

         (b) Reorganizations. In the event that the Company is a party to a
             ---------------
merger or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement shall provide (i) for the assumption of outstanding Options by the surviving corporation or its parent,
(ii) for their continuation by the Company, if the Company is a surviving corporation, (iii) for payment of a cash settlement equal to the difference between the amount to be paid for one Share pursuant to such agreement and the Exercise Price or (iv) for the acceleration of their exercisability followed by the cancellation of Options not exercised, in all cases without the Optionees' consent. Any cancellation shall not occur until after such acceleration is effective and Optionees have been notified of such acceleration.


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         (c) Reservation of Rights. Except as provided in this Section , an
             ---------------------
Optionee shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 7.  DURATION AND AMENDMENTS.
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         (a) Term of the Plan. The Plan shall become effective on the date of
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its adoption by the Board of Directors, subject to approval of the Company's stockholders. The Plan shall remain in effect until it is terminated under Subsection (b) below.

         (b) Right to Amend or Terminate the Plan. The Board of Directors may
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amend, suspend or terminate the Plan at any time and for any reason, except that the provisions of the Plan relating to the amount, price and timing of Option grants shall not be amended more than once in any six-month period. Any amendment of the Plan shall be subject to the approval of the Company's stockholders to the extent required by applicable laws, regulations, rules, listing standards or other requirements, including (without limitation) Rule 16b-3 under the Exchange Act. Stockholder approval shall not be required for any other amendment of the Plan.

         (c) Effect of Amendment or Termination. No Shares shall be issued or
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sold under the Plan after the termination thereof, except upon exercise of an
Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Option previously granted under the Plan.

SECTION 8.  EXECUTION.
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         To record the amendment and restatement of the Plan as of March 18,
1998, the Company has caused its authorized officer to execute the same.

                                      INCYTE PHARMACEUTICALS, INC.



                                      By --------------------------

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